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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 3, 1998 included in Gilman & Ciocia, Inc.'s Form 10-KSB Amendment No. 2 for the year ended June 30, 1997 and to all references to our Firm included in this registration statement.



                                             ARTHUR ANDERSEN LLP




New York, New York
April 9, 1998